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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       Commission File Number:
-----------------------------------------------         -----------------------
September 30, 1997                                                      1-12994


                            THE MILLS CORPORATION
           (Exact Name of Registrant as Specified in its Charter)

            Delaware                                          52-1802283
          ------------                                        ----------
  (State or other jurisdiction                             (I.R.S. Employer
of incorporation or organization)                        Identification No.)


         1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209
         -----------------------------------------------------------
             (Address of principal executive offices - zip code)

                                (703)526-5000
                                -------------
             (Registrant's telephone number, including area code)
         Securities registered pursuant to Section 12(b) of the Act:

        (former name or former address, if changed since last report)
                                Not Applicable


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                             THE MILLS CORPORATION
                                    FORM 8-K
                                     INDEX
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ITEM 5.  OTHER EVENTS

         The Registrant made available additional operational information concerning the Registrant, The Mills Corporation, and the properties owned or managed by it as of September 30, 1997, in the form of a Supplemental Information Package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is available upon request as specified therein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Financial Statements

                 NONE.

         Exhibits:
                                                                    Page Number in
Exhibit No.                   Description                               Filing
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
     99.1                 Supplemental Information as                     4
                          of September 30, 1997

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated:  January 8, 1998


                                       THE MILLS CORPORATION



                                       By: /s/ Kenneth R. Parent
                                          -------------------------------
                                            Kenneth R. Parent
                                            Senior Vice President,
                                            Chief Financial Officer, and
                                            Treasurer (Principal Financial
                                            and Accounting Officer)